------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  May 13, 1998

                        FIRSTPLUS Investment Corporation
             (Exact Name of Registrant as Specified in its Charter)


    Nevada                             333-26527              75-2596063
    ------------------------------------------------------------------------
    (State or Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)                  File Number)        Identification No.)

     3773 Howard Hughes Parkway
     Suite 300N
     Las Vegas, Nevada                                          89109
    ------------------------------------------------------------------
     (Address of Principal                                      (Zip Code)
      Executive Offices)

     Registrant's telephone number, including area code:  (702) 866-2236

                                    No Change
                        --------------------------------
            (Former Name or Former Address, if Changed Since Last Report)



         Item 5.  Other Events.1
                  ------------

         Filed concurrently herewith under Form SE are certain materials (the "Computational Materials") furnished to the Registrant by Deutsche Morgan Grenfell Inc., as representative of the underwriters (the "Representative") in respect of FIRSTPLUS Home Loan Owner Trust 1998-3, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class M-1 and Class M-2 Notes (the "Notes"). The Notes are being offered pursuant to a Prospectus Supplement, dated May 13, 1998, and a Prospectus, dated September 10, 1997 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended
(the "Act"). The Securities have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-26527) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Representative and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Representative) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.





-----------------------
  1 Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.


         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                           99.1             Computational Materials. (P)




                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRSTPLUS Investment Corporation

                                       By:  /s/ Lee Reddin
                                           __________________

                                           Name: Lee F. Reddin
                                           Title:  Vice President

Dated:  May 19, 1998







                                  EXHIBIT INDEX

Exhibit No.            Description                                 Page No.
------------           -----------                                 --------

99.1                   Computational Materials                     P









                    EXHIBIT 99.1 COMPUTATIONAL MATERIALS (P)